                               CERTAIN INFORMATION HAS BEEN OMITTED UNDER A
                               CONFIDENTIAL TREATMENT REQUEST MADE PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                 AMENDMENT TO
                                 ------------

                   GTIS MASTER OPTION AND LICENSE AGREEMENT
                   ----------------------------------------
                               (HOME VIDEO GAME)
                               -----------------

          This amendment agreement (the "First Amendment") is made and entered into the 27th day of March, 1996, by and among WMS INDUSTRIES, INC. ("WMS''), WILLIAMS ELECTRONICS GAMES, INC. ("WEG"), MIDWAY MANUFACTURING COMPANY ("Midway") and WILLIAMS ENTERTAINMENT INC. ("WEI"), each being Delaware corporations with offices at 3401 North California Avenue, Chicago, Illinois 60618, and GT INTERACTIVE SOFTWARE CORP. ("GTIS"), a Delaware corporation with offices at 16 East 40th Street, New York, New York 10016.

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, on March 31, 1995 WMS, WEG, Midway, WEI and GTIS entered into the GTIS Master Option and License Agreement (Home Video Games) (the "GTIS Master Home Video Agreement") pursuant to which the WMS Group granted to GTIS certain rights with respect to the manufacture, distribution and sale of versions of Games for use on Designated Consumer Game Platforms; and

        WHEREAS, WMS, WEG, Midway, WEI and GTIS desire to amend the GTIS Master Home Video Agreement as provided for in this First Amendment.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

        1. Capitalized terms used, but not defined or revised herein, shall have the meaning ascribed to such terms in the GTIS Master Home Video Agreement or the form of

                                        THE INFORMATION BELOW MARKED BY * HAS
                                        BEEN OMITTED PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.


Home Video Game Distribution and License Agreement annexed as Exhibit A to the GTIS Master Home Video Agreement.

        2. This First Amendment shall become effective on the date WII closes the acquisition of AGC pursuant to the Stock Purchase Agreement. WMS will give GTIS prompt written notice of such closing. If such acquisition does not close by June 30, 1996, this First Amendment shall be null and void and of no force and effect. The capitalized terms used in this paragraph are defined in paragraph 3 of this First Amendment. GTIS' rights, if any, under the GTIS Master Home Video Agreement and form of Home Video Game Distribution and License Agreement with respect to any games acquired pursuant to the Stock Purchase Agreement, and any subsequent sequels, adaptations or other versions thereof, shall be subject to all third party rights pursuant to agreements made by the Atari Group existing at the Effective Date. All such rights, to the extent known by WMS, are set forth on a schedule to a letter dated the date hereof and signed by WMS and GTIS.

          3. Section 1 of the GTIS Master Home Video Game Agreement shall be amended to add or replace definitions as follows:

              1.1(a) "AGC" shall mean Atari Games Corporation, a California corporation, which is currently a wholly-owned subsidiary of Warner Communications Inc., and which is to be sold to WII pursuant to the Stock Purchase Agreement.

              1.1(b) "Atari Advance" shall mean the aggregate * Dollars advance by GTIS to WMS pursuant to the Atari Agreements.

              1.1(c) "Atari Agreements" shall mean the Master Option and
         License Agreement for Atari PC Games and the Master Option and License Agreement for Atari Home Video Games entered into by WMS and GTIS dated March 27, 1996."

              1.1(d) "Atari Game" shall mean (i) any game developed or acquired by or on behalf of AGC or entities which were affiliates of AGC prior to AGC being acquired by WII pursuant to the Stock Purchase Agreement, including, without limitation, those games listed on Schedule 1 to this First Amendment, and any adaptations of such games for other platforms, and (ii) any game currently in development or developed subsequent to such acquisition by or on behalf of AGC or a member of the Atari Group, or developed, in whole or in substantial part, by any person or persons who were employees of AGC or a member of the Atari Group as of the closing date of such acquisition and who are employees of any member of the WMS Group at the time of such development, and any adaptations of such games for other platforms. For purposes of this Section, employees shall be deemed to include independent contractors who work a substantial portion of their time at the facilities of any member of the WMS Group.

              1.1(e) "Atari Group" shall mean AGC, or any entity, a majority of whose capital stock is owned, directly or indirectly, by

         AGC or with respect to which during the term of this Agreement, AGC, directly or indirectly, has the legal power, without the consent of any third party, to direct the acquisition of rights to or exploitation of Games on Designated Consumer Game Platforms.

              1.1(f) "Business Day" shall mean any day other than a Saturday, Sunday or Federal holiday.

              1.4(a) "Early Termination Event" shall mean AGC ceasing to be at least 50.1% owned by a member of the WMS Group, or the Atari Group transferring a majority of its intellectual property assets and licenses to a person or entity who is not a member of the WMS Group.

              1.7 "Game" shall mean any home video game designed for play on a specific Designated Consumer Game Platform which has been released for commercial shipment in the normal course of business by any member of the WMS Group or by any licensee of the WMS Group on such Designated Consumer Game Platform for sale in commercial quantities in the United States in the normal course of business, but excluding (i) any such home video game with respect to which the WMS Group shall, prior to the date hereof, have granted rights (or any option, right of first refusal or negotiation or other ability to obtain rights which may be subsequently exercised) to any third party, including without limitation any sublicensee of the WMS Group, to manufacture, distribute or sell such home video game on such specific Designated Consumer Game Platform within the Licensed Territory, including any renewals or extensions thereof resulting from the exercise of previously granted rights; and (ii) any Atari Game. Set forth on Schedule 1 annexed hereto is a list of all material agreements pursuant to which the WMS Group, other than the Atari Group, has, prior to March 31, 1995, granted rights to manufacture, distribute and sell such home video games on Designated Consumer Game Platforms within the Licensed Territory, but excluding any agreements pursuant to which the WMS Group has granted rights to home video games based on games which have been released for commercial shipment prior to March 31, 1995 in the normal course of business by the WMS Group or by any sublicensee of the WMS Group as coin-operated video or pinball games or on any dedicated home video game platform or agreements pursuant to which the WMS Group has granted rights to any derivative or sequel to any such released coin-operated video, pinball or home video game. A home video game shall be deemed a separate Game with reference to the specific Designated Consumer Game Platform on which it has been designed for play.

              1.11 "Initial Option Period" shall mean the period commencing on the date hereof and ending on June 30, 2001; provided, however, if the Atari Advance has not been fully recouped by June 30, 2001, the Initial Option Period shall be extended to a date which is the earlier to occur of (i) June 30, 2003, or (ii) the date on which the Atari Advance is fully recouped. In determining whether the Atari Advance has been fully recouped for all purposes under this Agreement, amounts owed by GTIS but not yet reported, paid or credited to the Licensor shall be deemed recouped by GTIS. The Initial Option Period may be further extended under the following circumstances. If (a) an Early Termination Event occurs prior to June 30, 2000, and (b) GTIS shall not have fully recouped the Atari Advance by the end of the Initial Option Period as extended pursuant to the first sentence of this Section 1.11 (as such date may be further extended from time to time by future amendments or extensions other than the extensions next referred to in this sentence), then the Initial Option Period shall be further extended to a date which is the earlier to occur of (x) the date on which the Atari Advance is fully recouped or (y) the date, to the nearest calendar quarter end, determined by adding to the date the Initial Option Period as extended would have expired, the number of days between the occurrence of the Early Termination Event and June 30, 2001.

              1.23(a) "Pirate" shall mean an individual or entity which counterfeits a game or sells counterfeit games.

              1.27(a) "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated February 23, 1996 between Warner Communications Inc. and WII pursuant to which Warner Communications Inc. has agreed to sell and WII has agreed to purchase all of the outstanding stock of AGC.

              1.27(b) "WII" shall mean Williams Interactive Inc., a wholly-owned subsidiary of WMS.

         4.  The GTIS Master Home Video Agreement shall be amended to add a new
Section 2.8 which shall read as follows:

              Royalties payable to WMS pursuant to Schedule B of the Home Video Game Distribution and License Agreement are measured by the wholesale price of Licensed Product. Accordingly, reasonably in advance of WMS' decision to enter into a developer contract and reasonably in advance of GTIS' initial release of the Licensed Product, GTIS shall advise WMS, at WMS' request, of GTIS' expected pricing strategy and the reasons therefor. Nothing herein shall be deemed to restrict GTIS' freedom in selecting wholesale sales prices it considers appropriate, which shall be in GTIS' sole discretion.

         5.   The GTIS Master Home Video Agreement shall be amended to add a new
Section 2.9 which shall read as follows:

              If, under Section 2.1 of any Home Video Game Distribution and License Agreement entered into under this Agreement, Licensor has granted written approval (which shall not be unreasonably withheld) to Licensee of a specific sublicensee for the Licensed Property, such approval shall apply to the sublicensing by that sublicensee of all Licensed Properties licensed to Licensee under Home Video Game Distribution and License Agreements entered into under this Agreement, subject to the following: (i) the sublicense agreements shall contain provisions with respect to quality of Licensed Product, trademarks, copyrights, materials, other intellectual property rights, rights of additional sublicensing or assignment, termination rights, confidentiality, accounting, auditing, reporting and payment procedures in form agreed to by GTIS and WMS, and the form as so agreed to may be used by all approved sublicensees described in clause (iii) below; provided that if such form is not so used, any other form to be used shall be subject to prior approval as provided in this subsection (i);
         (ii) no such blanket approval shall

                                        THE INFORMATION BELOW MARKED BY * HAS
                                        BEEN OMITTED PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.


         be deemed given with respect to Licensed Properties as to which approval requirements imposed by third parties, such as the NFL and NBA, apply; (iii) if the sublicense is for a Marketing Area other than those designated as Key Marketing Areas in such Home Video Game Distribution and License Agreement and if the expected sales volume in such Marketing Area, in GTIS' good faith judgment, is an average of * units or less per SKU per year, Licensee will not be required to obtain Licensor's prior written approval of the terms of such license but Licensee will be required to provide a copy of each sublicense to Licensor within ten (10) Business Days after GTIS enters into such sublicense; and (iv) if the Marketing Area is designated as a Key Marketing Area or if, in GTIS' good faith judgment, the expected sales volume for such Marketing Area is more than an average of * units per SKU per year, Licensee will be required to obtain Licensor's prior written approval, which Licensor will not unreasonably withhold, of the terms of a sublicense for such Marketing Area even if the identity of the sublicensee has been previously approved; provided, however, if a sublicense is for multiple platforms and multiple games, the approval of the sublicense will be deemed to be approval for all Games distributed under that sublicense (subject to clause (ii)). Anything to the contrary notwithstanding, (x) if a previously approved sublicensee becomes an Exporter or a Pirate, Licensee will immediately upon becoming aware thereof notify Licensor of the identity of such Exporter or Pirate and as soon as practicable terminate the sublicense upon request by Licensor, and (y) Licensor and Licensee will review every two years the identity of sublicensees, and those sublicensees who previously received blanket approval as provided in the first sentence of this Section and who are no longer considered acceptable by Licensor, in the exercise of Licensor's reasonable judgment, will no longer have such blanket approval and will be subject to Licensor's prior approval with respect to all future sublicenses, in accordance with the approval procedures set forth above. Licensee shall use all reasonable efforts to cause each agreement with its sublicensees to permit Licensee to terminate such agreement immediately if such sublicensee shall be or become an Exporter or a Pirate.

         6. Section 7 of the GTIS Master Home Video Agreement and Section 16 of the form of Home Video Game Distribution Agreement annexed as Exhibit A thereto shall be amended to add at the end thereof, the following:

              With respect to this Agreement and the Home Video Game Distribution and License Agreements entered into in connection herewith, each of WMS Group and GTIS agree to use reasonable efforts to ensure that either of them may disclose the proprietary information of the other (including, without limitation, the software source code and tools relating to any Game), only to those persons within their organizations who have a need to know such information in order to perform its obligations under this Agreement and the Home Video Game Distribution and License Agreements and any such disclosure shall be limited to the information which needs to be known. Further, neither the WMS Group nor GTIS shall use any such proprietary information for purposes other than the performance of its obligations under this Agreement and the Home Video Game Distribution and License Agreements.

         7. Paragraph 12.1 of the GTIS Master Home Video Agreement shall be amended to delete the parenthetical language "(including its sublicenses and affiliates as one party)" in the last sentence of such Section and by replacing the words "as long as that party remains fully liable for its obligations hereunder" at the end of the second sentence of such Section 12.1 with the words "as long as both the assignee and the assignor remain fully liable for assignor's obligations hereunder."

         8. Section I of the form of Home Video Game Distribution and License Agreement, annexed as Exhibit A to the GTIS Master Home Video Agreement, shall be amended by adding at the end thereof the following:

                                        THE INFORMATION BELOW MARKED BY * HAS
                                        BEEN OMITTED PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.


              Capitalized terms used, but not defined herein, shall have the meaning ascribed to such terms in the GTIS Master Agreement.

         9. Schedule B to the Home Video Game Distribution and License Agreement shall be amended as follows:

              9.1. The paragraph under the heading "Recoupment" shall be amended to replace the words "earned and otherwise payable" on the first and second lines of such paragraph by the words "applied or accrued" and to replace the words "actually paid" in line seven of such paragraph by the words "applied or accrued."

              9.2. A new paragraph shall be added at the end of the last paragraph under the heading "Recoupment" on Schedule B to the Home Video Game Distribution and License Agreement which shall read as follows:

              "If the Atari Advance has not been fully recouped by GTIS on the date on which the total of recoupable amounts under this Agreement and Other Home Video Game Distribution and License Agreements equals the * Dollars Minimum Guaranteed Royalty and Guaranteed Advance Royalty paid by the Licensee under the GTIS Master Agreement, then royalties otherwise payable under this Agreement shall be recoupable against the Atari Advance in the manner set forth in this Schedule B until the Atari Advance shall be fully recouped. In determining whether the Atari Advance has been fully recouped, amounts owed by GTIS but not yet reported, paid or credited to the Licensor shall be deemed recouped by GTIS. If in respect of any royalty payment period royalties are available for recoupment of the Atari Advance under any one or more of the distribution and license agreements entered into under the Atari Agreements, the GTIS Master Agreement and the GTIS Master Option and License Agreement dated December 28, 1994, as amended (the "GTIS Master PC Agreement"), the Atari Advance shall be recouped from royalties in the following order of priority: (i) royalties payable under distribution and license agreements entered into under the Atari Agreements; (ii) royalties payable under distribution and license agreements entered into under the GTIS Master PC Agreement; and (iii) royalties payable under distribution and license agreements entered into under the GTIS Master Agreement.

         10. WMS hereby confirms to GTIS that it is WMS' present intention that it will maintain a separate Atari Group games design organization and that any member of the design teams working for that organization will work solely on the creation of Atari Games. WMS further confirms that it will use all reasonable efforts to maintain such separate organization.

         11. In the event of conflicts between the provisions of the GTIS Master Home Video Agreement and the Home Video Game Distribution and License Agreement, the provisions of the GTIS Master Home Video Agreement shall prevail.

              IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written .

                                 WMS INDUSTRIES INC.


                                 By: /s/ NEIL NICASTRO
                                    -------------------------------------
                                         Neil Nicastro


                                 WILLIAMS ELECTRONICS GAMES, INC.


                                 By: /s/ NEIL NICASTRO
                                    -------------------------------------
                                         Neil Nicastro


                                 MIDWAY MANUFACTURING COMPANY


                                 By: /s/ NEIL NICASTRO
                                    -------------------------------------
                                         Neil Nicastro


                                 WILLIAM ENTERTAINMENT INC.


                                 By: /s/
                                    -------------------------------------


                                 GT INTERACTIVE SOFTWARE CORP.


                                 By: /s/ RONALD CHAIMOWITZ
                                    -------------------------------------
                                         Ronald Chaimowitz

         11. In the event of conflicts between the provisions of the GTIS Master Home Video Agreement and the Home Video Game Distribution and License Agreement, the provisions of the GTIS Master Home Video Agreement shall prevail.

              IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written .

                                 WMS INDUSTRIES INC.


                                 By:
                                     ------------------------------------

                                 WILLIAMS ELECTRONICS GAMES, INC.


                                 By:
                                     ------------------------------------

                                 MIDWAY MANUFACTURING COMPANY


                                 By:
                                     ------------------------------------

                                 WILLIAMS ENTERTAINMENT INC.


                                 By: /s/ BRIAN COOK
                                     ------------------------------------
                                         Brian Cook


                                 GT  INTERACTIVE SOFTWARE CORP.


                                 By:  /s/ RONALD CHAIMOWITZ
                                     ------------------------------------
                                          Ronald Chaimowitz

                                  SCHEDULE 1
                                  ----------
                                 ATARI LIBRARY
                                 -------------
                      (Not including Projects in Process)
                      -----------------------------------
 RELEASED COIN-OP TITLES

DATE                                    PRODUCT

Nov - 72                                Pong
Jul - 83                                Space Race
Sep - 73                                Pong Doubles
Oct - 73                                Gotcha color
Oct - 73                                Gotcha
Oct - 73                                Elimination (KEE)
Feb - 74                                Super Pong
Feb - 74                                Rebound
Mar - 74                                Spike (Kee)
Mar - 74                                Quadrapong
Mar - 74                                Gran Track 10
Apr - 74                                Formula K (Kee)
Apr - 74                                World Cup
Apr - 74                                World Cup CKT
May - 74                                Pong CKT
Jun - 74                                Touch Me
Jul - 74                                Twin Racer (KEE)
Jul - 74                                Trak 10
Aug - 74                                Gran Trak 20
Aug - 74                                Puppy Pong
Aug - 74                                Trak 20
Sep - 74                                Dr. Pong
Oct - 74                                Pin Pong
Nov - 74                                Tank
Nov - 74                                Qwak
Jan - 75                                Dodgeball
Jan - 75                                Pursuit
Apr - 75                                Indy 800 (KEE)
Apr - 75                                Highway
May - 75                                Crossfire (KEE)
May - 75                                Tank II (KEE)
Jun - 75                                Anti Aircraft
Jul - 75                                Goal IV
Sep - 75                                Jaws
Oct - 75                                Steeplechase
Oct - 75                                Crash N Score
Oct - 75                                Jet Fighter
Dec - 75                                Jet Fighter CKT
Jan - 76                                Stunt Cycle
Mar - 76                                Outlaw
Apr - 76                                Tank 8 (KEE)
Apr - 76                                Quiz Show (KEE)
Apr - 76                                Breakout
May - 76                                Indy 4
Jul - 76                                Breakout CKT

                                                             Schedule A; Page 2

Jul  - 76                               Cops N Robbers
Jul  - 76                               Fly Ball (KEE)
Aug  - 76                               Lemans
Oct  - 76                               Night Driver
Nov  - 76                               Sprint II (KEE)
Nov  - 76                               F-1
Nov  - 76                               The Atarians Pin
Jan  - 77                               Dominos
Feb  - 77                               Dominos CKT
Apr  - 77                               Triple Hunt
Apr  - 77                               Triple Hunt Single
Apr  - 77                               Night Driver SD
May  - 77                               Sprint 8 (KEE)
Jun  - 77                               Time 2000 Pin
Jun  - 77                               Pool Shark
Jun  - 77                               Drag Race (KEE)
Jul  - 77                               Starship
Sep  - 77                               Super Bug (KEE)
Sep  - 77                               Two Game Module
Sep  - 77                               Airborne Avenger Pin
Oct  - 77                               Destroyer
Nov  - 77                               Canyon Bomber
Dec  - 77                               Sprint 4
Jan    78                               Sprint 1
Feb  - 78                               Ultra Tank (KEE)
Feb  - 78                               Middle Earth Pin
Mar  - 78                               Sky Raider
Mar  - 78                               Tournament Table
Apr  - 78                               Avalanche
Jun  - 78                               Fire Truck
Jun  - 78                               Sky Diver
Jul  - 78                               Smokey Joe
Sep  - 78                               Super Breakout
Sep  - 78                               Space Rider Pin
Oct  - 78                               Atari Football
Nov  - 78                               Orbit
Feb  - 79                               Video Pinball
Mar  - 79                               Superman Pin
Apr  - 79                               Hercules Pin
May  - 79                               Basketball
May  - 79                               Subs
Jun  - 79                               Baseball
Aug  - 79                               Lunar Lander
Apr  - 79                               4PL Atari Football
Nov  - 79                               Asteroids
Apr  - 80                               Asteroids CKT
Apr  - 80                               Soccer
Apr  - 80                               Monte Carlo
Jun  - 80                               Asteroics Cabaret
Jun  - 80                               Missile Command


                                                              Schedule A, Page 3

Aug  - 80                        Missile Command CKT
Sep  - 80                        Missile Command Cabaret
Sep  - 80                        Missile Command SD
Nov  - 80                        Battle Zone
Dec  - 80                        Battle Zone Cabaret
Apr  - 81                        Asteroids Deluxe Cabaret
Apr  - 81                        Warlords
Apr  - 81                        Warlords CKT
May  - 81                        Asteroids Deluxe
May  - 81                        Asteroids Deluxe CKT
May  - 81                        Red Baron SD
Jun  - 81                        Centipede
Jun  - 81                        Red Baron
Jun  - 81                        Battle Zone Open Face
Jul  - 81                        Centipede CKT 13"
Jul  - 81                        Centipede CAB
Sep  - 81                        Centipede CKT 19"
Oct  - 81                        Tempest
Dec  - 81                        Tempest CKT
Dec  - 81                        Tempest Cabaret
Feb  - 82                        Space Duel
Apr  - 82                        Dig Dug
Apr  - 82                        Space Duel CKT
Jun  - 82                        Kangaroo
Jun  - 82                        Dig Dug CKT
Jun  - 82                        Dig Dug CAB
Jun  - 82                        Gravitar
Nov  - 82                        Millipede
Nov  - 82                        Liberator
Nov  - 82                        Quantum
Nov  - 82                        Pole Position
Nov  - 82                        Pole Position SD
Feb  - 83                        Xevious
Feb  - 83                        Black Widow
Feb  - 83                        Milipede CKT
Mar  - 83                        Food Fight
May  - 83                        Arabian
May  - 83                        Star Wars
May  - 83                        Star Wars SD
May  - 83                        Food Fight CKT
Jul  - 83                        Crystal Castles
Nov  - 83                        Major Havoc
Nov  - 83                        Pole Position II
Nov  - 83                        Crystal Castles CKT
Jan  - 84                        Firefox
Feb  - 84                        Firefox SD
Mar  - 84                        TX-1 SD
Jun  - 84                        I, Robot
Sep  - 84                        Return of the Jedi
Dec  - 84                        Marble Madness SYS 1

                                                              Schedule A; Page 4

Mar - 85                         Empire Kit
Apr - 85                         Paperboy SYS 2
Jul - 85                         Pack Rat SYS 1
Jul - 85                         Pack Rat (KIT)
Jul - 85                         Temple of Doom SYS 1
Jul - 85                         Temple of Doom Kit
Oct - 85                         Gauntlet
Apr - 86                         Super Sprint
May - 86                         Gauntlet 2 Player
Jul - 86                         Road Runner SYS 1
Jul - 86                         Road Runner Kit
Aug - 86                         Gauntlet II
Aug - 86                         Guantlet II 4 player kit
Aug - 86                         Gauntlet II 2 player kit
Sep - 86                         Champ Sprint SYS 2
Sep - 86                         Champ Sprint Kit
Dec - 86                         720
Feb - 87                         Rolling Thunder
Mar - 87                         Road Blaster SYS 1
Mar - 87                         Road Blaster Kit
Mar - 87                         Road Blaster SD
May - 87                         Dunk Shot
Jul - 87                         A.P.B.
Jul - 87                         Dragon Spirit
Sep - 87                         RBI Baseball Kit
Nov - 87                         Xybots
Dec - 87                         Pacmania
Feb - 88                         Blasteroids
Apr - 88                         Galaga '88
Apr - 88                         Galaga '88 Kit
Apr - 88                         Vindicators
May - 88                         Pot Shot
May - 88                         Final Lap SD
Jun - 88                         Toobin
Aug - 88                         Assault
Sep - 88                         Cyberball
Oct - 88                         Final Lap UR
Feb - 89                         Tetris Kit
Feb - 89                         Hard Drivin SD
Feb - 89                         Splatterhouse PCB
Feb - 89                         Vindicator Kits
Jun - 89                         Hard Drivin Compact
Jun - 89                         Escape
Jun - 89                         Escape Kit
Aug - 89                         Cyberball 2072 4 player
Sep - 89                         Cyberball 2072 2 player
Sep - 89                         Stunrunner
Oct - 89                         Cyberball 2072 Conv. Kit
Nov - 89                         Cyberball 2 PL Univ. Kit
Nov - 89                         Skull & Crossbones


                                                              Schedule A; Page 5

Nov - 89                         Skull & Crossbones Kit
Dec - 89                         4 Trax Moving
Jan - 90                         Badlands
Jan - 90                         Badlands Kit
Jan - 90                         Cyberball vs. Kit
Feb - 90                         Klax
Feb - 90                         Klax Cabaret
Feb - 90                         Klax Kits (Incl. Japan)
Apr - 90                         4 Trax Stationary
Jun - 90                         Gumball Rally
Jun - 90                         Hydra
Jun - 90                         Hydra Kits
Jul - 90                         ThunderJaws Kits
Aug - 90                         Pitfighter
Aug - 90                         Race Drivin SD
Oct - 90                         Race Drivin SD Conv. Kits
Nov - 90                         Tetris Cabaret
Nov - 90                         Shuuz
Nov - 90                         Shuuz Kits
Dec - 90                         Race Drivin Compact
Feb - 91                         Rampart
Mar - 91                         Pitfighter 2 PL Kits
Apr - 91                         Batman Kits
Apr - 91                         Rampart Kits Incl. Japan
Apr - 91                         Race Drivin UR Conv. Kits
Apr - 91                         Race Drivin Intl. Kits
May - 91                         Race Drivin Panorama
Jun - 91                         Road Riot
Sep - 91                         Steel Talons
Oct - 91                         Off the Wall Kit
Apr - 92                         Relief Pitcher Game
May - 92                         Relief Pitcher Kit
Jun - 92                         Guardians of the Hood
Jul - 92                         Guardians of the Hood Kit
Jul - 92                         Moto Frenzy Deluxe
Sep - 92                         Moto Frenzy Mini
Nov - 92                         Space Lords
Mar - 93                         Knuckle Bash Kit
Jun - 93                         World Rally Kits
Oct - 93                         Showcase '33
Jul - 94                         T-MEK
Aug - 94                         Primal Rage Showcase 33
Sep - 94                         Primal Rage Family Cabinet
Oct - 94                         Cops
Sep - 95                         Hoop It Up
Nov - 95                         Area 51 33" Showcase
Nov - 95                         Area 51 25"

                                                              Schedule A; Page 6

RELEASED CONSUMER TITLES


DATE                        TITLE                       FORMAT

                            After Burner                NES
                            Alien Syndrome              NES
                            Fantasy Zone                NES
88                          Gauntlet                    NES
                            Klax                        NES
                            Ms. Pacman                  NES
88                          Pacman                      NES
                            Pacmania                    NES
88                          RBI Baseball                NES
                            RBI 2 Baseball              NES
                            RBI 3 Baseball              NES
                            Road Runner                 NES
                            Rolling Thunder             NES
                            Shinobi                     NES
                            Skull & Crossbones          NES
                            Super Sprint                NES
May - 89                    Tetris                      NES
                            Temple of Doom              NES
                            Toobin                      NES
                            Vindicators                 NES
Jun - 95                    RBI 95                      32X
Oct - 94                    Battlecorps                 Sega CD AFL
Feb - 95                    BC Racers                   Sega CD AFL

                                                              Schedule A; Page 7

Nov - 94                    Lawnmowerman                Sega CD AFL
Dec - 94                    Soulstar                    Sega CD AFL
Dec - 95                    Wayne Gretsky               PC CD ROM
Sep - 95                    Primal Rage                 PC CD ROM
Nov - 94                    Rise of the Robots          PC CD ROM
Nov - 94                    Rise of the Robots          PC Floppy Disk
Jun - 95                    Striker                     Europe CD ROM
Nov - 94                    Rise of the Robots          Europe CD ROM
Sep - 95                    Primal Rage                 Europe CD ROM
Jun - 95                    Striker                     Europe Disk
Jun - 95                    Rise of the Robots          Europe Disk
Jun - 95                    Rise of the Robots          Amiga-Europe
                            PGA Tour Golf               Europe Game Gear
                            KLAX                        Europe Game Gear
                            Marble Madness              Europe Game Gear
                            Paperboy                    Europe Game Gear
                            Popils                      Europe Game Gear
Dec - 94                    PGA Tour II                 Europe Game Gear
Jun - 95                    Rise of the Robots          Europe Game Gear
                            World Cup Soccer            Europe Game Gear
Aug - 95                    Primal Rage                 Gameboy
Mar - 95                    Kawasaki Superbike          Game Gear AFL
Dec - 93                    Desert Strike               Game Gear AFL
Dec - 93                    Formula 1                   Game Gear AFL
                            Prince of Persia            Game Gear AFL

                                                              Schedule A; Page 8

                            Super Space                 Game Gear AFL
                            Invaders
 Mar - 95                   Kawasaki Superbike          Genesis
                            Davis Cup Tennis            Genesis
                            Dragon's Fury               Genesis
                            Dick Vitale                 Genesis
                            Basketball
 Dec - 93                   Dragon's Revenge            Genesis
 Nov - 93                   Gauntlet 4                  Genesis
 Nov - 94                   Generations Lost            Genesis
                            Grindstormer                Genesis
                            Hard Drivin                 Genesis
                            Klax                        Genesis
 Nov - 94                   Lawnmowerman                Genesis
                            Ms. Pacman                  Genesis
                            Paperboy 2                  Genesis
                            Paperboy                    Genesis
                            Pitfighter                  Genesis
                            Pacmania                    Genesis
Nov - 93                    Awesome Possum              Genesis
                            Prince of Persia            Genesis
Dec - 93                    Race Drivin                 Genesis
Aug - 95                    Primal Rage                 Genesis
                            Rampart                     Genesis
                            RBI 93                      Genesis
                            RBI 94                      Genesis

                                                              Schedule A; Page 9

                            RBI 3 Basketball            Genesis
                            RBI 4                       Genesis
                            Road Blasters               Genesis
Nov - 94                    Red Zone                    Genesis
                            Sylvester & Tweety          Genesis
                            Steel Talons                Genesis
Jun - 95                    Wayne Gretzky               Genesis
                            Bubba N' Stix               Genesis    AFL
Nov - 93                    Formula 1                   Genesis    AFL
                            James Bond                  Genesis    AFL
Nov - 94                    Marko & His Magic           Genesis    AFL
                            Soccer Ball
                            MIG 29                      Genesis    AFL
                            Chuck Rock II               Game Gear
Dec - 93                    PGA Tour Golf               Game Gear
                            Klax                        Game Gear
                            Marble Madness              Game Gear
                            Paperboy 2                  Game Gear
                            Paperboy                    Game Gear
Nov - 94                    PGA Tour II                 Game Gear
                            Popils                      Game Gear
Aug - 95                    Primal Rage                 Game Gear
Nov - 94                    RBI 94                      Game Gear
Dec - 94                    Rise of the Robots          Game Gear
                            World Cup Soccer            Game Gear
Oct - 95                    Power Drive Rally           Jaguar


                                                            Schedule A; Page 10

Dec - 95                    Primal Rage                 Jaguar CD
                            Davis Cup Tennis            Mega Drive-Europe
                            Dragon's Fury               Mega Drive-Europe
                            Dick Vitale                 Mega Drive-Europe
                            Basketball
                            Dragon's Revenge            Mega Drive-Europe
                            Gauntlet 4                  Mega Drive-Europe
                            Hard Drivin                 Mega Drive-Europe
                            Kawasaki Superbike          Mega Drive-Europe
                            Klax                        Mega Drive-Europe
                            Lawnmowerman                Mega Drive-Europe
                            Paperboy                    Mega Drive-Europe
                            Paperboy 2                  Mega Drive-Europe
                            Pitfighter                  Mega Drive-Europe
                            Pacmania                    Mega Drive-Europe
                            Rampart                     Mega Drive-Europe
                            RBI 94                      Mega Drive-Europe
Nov - 94                    Red Zone                    Mega Drive-Europe
Aug - 94                    Sylvester & Tweety          Mega Drive-Europe
                            Steel Talons                Mega Drive-Europe
Mar - 95                    Mega Swiv                   Mega Drive-Europe
                            A.C. Adapter                Gameboy
                            A.C. Adapter                Genesis
                            A.C. Adapter                SNES
                            A.C. Adapter                Game Gear
                            Control Pad                 Genesis

                                                            Schedule A; Page 11

                            Control Pad                 NES
                            Control Pad                 SNES
                            Hi-Freq Control             Genesis
                            Pad
                            Hi-Freq Control             NES
                            Pad
                            Hi-Freq Control             SNES
                            Pad
                            Hi-Freq Magnifier           Game Gear
                            Hi-Freq Night               Gameboy
                            Sight
                            Hi-Freq Power Clip          Gameboy
                            w/adaptor
                            Hi-Freq Power Clip          Game Gear
                            R.F. Switch                 All
                            Night Sight                 Gameboy
                            Power Clip w/A.C.           Gameboy
                            adaptor
                            Power Clip                  Gameboy
                            Wayne Gretzky Kit           Rest of World
                            Wayne Gretzky               Mega Drive-Rest of
                                                        World
                            Kawasaki Superbike          SNES-Rest of World
                            Primal Rage Kit             Rest of World
Sep - 95                    Primal Rage                 PC CD ROM-Rest of
                                                        World
Sep - 95                    Primal Rage                 Gameboy-Rest of
                                                        World
Aug - 95                    Primal Rage                 SNES-Rest of World

                                                             Schedule A; Page 12

Sep - 95                    Primal Rage                 Mega Drive-Rest of
                                                        World
Jul - 95                    Striker                     Spindle PC CD ROM-
                                                        REST of World
                            Virtua Racing               Saturn-Rest of
                                                        World
Dec - 95                    Last Gladiators             Saturn
Nov - 95                    Virtua Racing               Saturn
Sep - 93                    Robo Aleste                 Sega CD
                            PGA Tour Golf               Master System-
                                                        Europe
                            Klax                        Master System-
                                                        Europe
                            Ms. Pacman                  Master System-
                                                        Europe
                            Rampart                     Master System-
                                                        Europe
Dec - 95                    Wayne Gretzky               SNES
Dec - 95                    Kawasaki Superbike          SNES
Aug - 95                    Primal Rage                 SNES
Jun - 95                    Super RBI                   SNES
                            Blasteroids                 Computer Software
                            Rolling Thunder             Computer Software
Dec - 95                    Primal Rage                 Sony PSX
Dec - 95                    Zero Divide                 Sony PSX
                            Klax                        NEC Turbografix
                            Return Fire                 Sony PSX
                            Constructor                 Sony PSX
                            T-MEK                       Sony PSX


                                                             Schedule A; Page 13

                            Area 51                     Sony PSX
                            Wayne Gretzky II            Sony PSX
                            Wheels                      Sony PSX

                                                             Schedule A; Page 14

                                   SCHEDULE 1
                                   ---------
                              PROJECTS IN PROCESS
                              -------------------
                                (ATARI PC Games)
                                ---------------

TITLE                             PLATFORM
Area 51                           CD-ROM
Constructor                       Win '95/Mac-CD
Crisis                            Win '95
Dark Hermetic Order               PC CD-ROM
Gretzky Hockey                    PC CD-ROM
Gretzky II                        Win '95
Primal Rage                       Mac-CD
RBI 96                            EBM PC; CD-ROM
Return Fire                       CD-ROM
T-Mek                             PC; CD-ROM

                                  SCHEDULE 2
                                  ----------
                              PROJECTS IN PROCESS
                              -------------------
                              (HOME VIDEO GAMES)
                              ------------------

TITLE                             PLATFORM
- - -----                             --------
Area 51                           Saturn; PSX
Constructor                       PSX
Gretzky 11                        PSX
Gretzky Arcade                    Ultra 64
Last Gladiators                   Saturn
Power Drive                       Jaguar
Primal Rage                       Saturn; PSX
Return Fire                       PSX; Saturn
T-Mek                             PSX
Toonfighter                       PSX
Virtua Racing                     Saturn
Wheels (Driver)                   PSX
Zero Divide                       PSX